Stock-based Compensation	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 8. Stock-based Compensation

The Company reserved for issuance an aggregate of 400,000 shares of common stock under the 2004 Stock Incentive Plan (“the Plan”) that was adopted in April of 2005. The 400,000 shares under the Plan were reserved for issuance as stock options to employees of the Company. On December 21, 2010, 300,000 stock options were granted to key employees under the Plan with an exercise price of $0.01 per share.

The fair value of each option granted under the Plan is estimated on the date of grant, using the Black-Scholes option pricing model. The risk-free interest rate is based upon the U.S. Treasury yield curve at the time of grant for the respective expected term of the option. The expected term (estimated period of time outstanding) of options was estimated using the simplified method for each option under ASC 718-10-S99-1 with the expected term equal to the weighted average of the vesting period and the expiration period. The Company was unable to rely on historical exercise data due to insufficient historical exercise data. The simplified method was applied to all options for all periods presented. The expected volatility of the Company’s options was calculated using historical data of comparable companies in the Company’s industry since the Company has no or limited data from which to derive its historical volatility. Expected dividend yield was not considered in the option pricing formula since the Company does not pay dividends and has no plans to do so in the future. If actual periods of time outstanding and rate of forfeitures differs from the expected rates, the Company may be required to make additional adjustments to compensation expense in future periods.

Stock based compensation expense related to stock options was $600 for the year ended December 31, 2013 and 2012, respectively. The total unrecognized compensation cost related to stock options expected to vest was $1,200 as of December 31, 2013, which is expected to be recognized over a weighted average period of 2 years.

A summary of the status of the Company’s stock option plans as of December 31, 2013 and 2012 and the changes during the period are presented below:

	2013	2012
Unexercised options, beginning of year	300,000	300,000
Stock options issued during the year	-	-
Stock Options expired	-	-
Stock Options exercised	-	-
Unexercised options, end of year	300,000	300,000
Vested options, end of year	300,000	300,000

The following table summarizes information about the stock options as of December 31, 2013:

Outsanding Options
Wtd. Avg.
Range of		Remaining	Wtd. Avg.	Aggregate
Exercise		Contractual	Exercise	Intrinsic
Prices	Shares	Life (years)	Prices	Value

$0.01	300,000	7.0	$0.01	$-

Aggregate intrinsic value represents the fair market value of the Company’s common stock price at December 31, 2013 in excess of the weighted average exercise price multiplied by the number of options outstanding or exercisable.